SUB-ITEM 77C
The shareholders of the MFS Cash Reserve Fund, a series of MFS Series Trust I, held a special meeting of shareholders on February 15, 2008.
Shareholders represented in person or by proxy voted as follows:

Proposal 1:To approve an amendment to the current Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company
Act of 1940, as amended, with respect to Class R1 Shares of the Fund.

------------- ----------------------- -----------------------    --------------
                  Number of Dollars       % of Outstanding        % of Dollars
                                                Dollars               Voted
---------------- ----------------------- ----------------------- --------------
---------------- ----------------------- ----------------------- --------------
Affirmative          $12,665,313.85                 65.185%           96.659%
---------------- ----------------------- ----------------------- --------------
---------------- ----------------------- ----------------------- --------------
Against                   $1,574.15                   .008%             .012%
--------------- ----------------------- ----------------------- ---------------
--------------- ----------------------- ----------------------- ---------------
Abstain                 $436,256.34                  2.245%            3.329%
--------------- ----------------------- ----------------------- ---------------
--------------- ----------------------- ----------------------- ---------------
TOTAL                $13,103,144.34                 67.438%          100.000%
--------------- ----------------------- ----------------------- ---------------

The shareholders of the MFS Core Equity Fund, a series of MFS Series Trust I, held a special meeting of shareholders on February 15,2008.
Shareholders represented in person or by proxy voted as follows:

Proposal 1: To approve an amendment to the current Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company
Act of 1940, as amended, with respect to Class R1 Shares of the Fund.

----------------- ----------------------- ----------------------- -------------
                     Number of Dollars       % of Outstanding     % of Dollars
                                                                      Voted
----------------- ----------------------- ----------------------- -------------
----------------- ----------------------- ----------------------- -------------
Affirmative           $2,471,428.78                 56.995%            91.972%
----------------- ----------------------- ----------------------- -------------
----------------- ----------------------- ----------------------- -------------
Against                        $.00                   .000%              .000%
----------------- ----------------------- ----------------------- -------------
----------------- ----------------------- ----------------------- -------------
Abstain                  $215,715.54                  4.974%            8.028%
----------------- ----------------------- ----------------------- -------------
----------------- ----------------------- ----------------------- -------------
TOTAL                  $2,687,144.32                 61.969%          100.000%
----------------- ----------------------- ----------------------- -------------
The shareholders of the MFS Core Growth Fund, a series of MFS Series
Trust I,
held a special meeting of shareholders on February 15, 2008.
Shareholders represented in person or by proxy voted as follows:

Proposal 1: To approve an amendment to the current Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to Class R1 Shares of the Fund.

----------------- ----------------------- ----------------------- -------------
                   Number of Dollars       % of Outstanding          % of
                                                                  Dollars Voted
----------------- ----------------------- ----------------------- -------------
----------------- ----------------------- ----------------------- -------------
Affirmative        $1,567,399.96                 56.088%             89.992%
----------------- ----------------------- ----------------------- -------------
----------------- ----------------------- ----------------------- -------------
Against                    $.00                   .000%               .000%
----------------- ----------------------- ----------------------- -------------
----------------- ----------------------- ----------------------- -------------
Abstain              $174,312.74                  6.238%             10.008%
----------------- ----------------------- ----------------------- -------------
----------------- ----------------------- ----------------------- -------------
TOTAL              $1,741,712.70                 62.326%            100.000%
----------------- ----------------------- ----------------------- -------------




The shareholders of the MFS New Discovery Fund, a series of MFS Series Trust I, held a special meeting of shareholders on February 15, 2008. Shareholders represented in person or by proxy voted as follows:

Proposal 1: To approve an amendment to the current Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to Class R1 Shares of the Fund.

---------------- ----------------------- ----------------------- --------------
                  Number of Dollars       % of Outstanding        % of Dollars
                                                                     Voted
---------------- ----------------------- ----------------------- --------------
---------------- ----------------------- ----------------------- --------------
Affirmative          $2,855,175.15                 64.570%             95.413%
---------------- ----------------------- ----------------------- --------------
---------------- ----------------------- ----------------------- --------------
Against                     $0.00                   .000%               .000%
---------------- ----------------------- ----------------------- --------------
---------------- ----------------------- ----------------------- --------------
Abstain               $137,263.12                  3.105%              4.587%
---------------- ----------------------- ----------------------- --------------
---------------- ----------------------- ----------------------- --------------
TOTAL               $2,992,438.27                 67.675%            100.000%
---------------- ----------------------- ----------------------- --------------
The shareholders of the MFS Research International Fund, a series of MFS Series
Trust I, held a special meeting of shareholders on February 15, 2008. Shareholders represented in person or by proxy voted as follows:

Proposal 1:To approve an amendment to the current Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to Class R1 Shares of the Fund.

---------------- ----------------------- ----------------------- ------------
                   Number of Dollars       % of Outstanding       % of Dollars
                                                                        Voted
----------------- ----------------------- ----------------------- ------------
----------------- ----------------------- ----------------------- ------------
Affirmative          $4,933,926.29                 54.332%            89.107%
----------------- ----------------------- ----------------------- -------------
----------------- ----------------------- ----------------------- -------------
Against                  $7,225.15                   .079%              .131%
----------------- ----------------------- ----------------------- -------------
----------------- ----------------------- ----------------------- -------------
Abstain                $595,906.29                  6.562%            10.762%
---------------- ----------------------- ----------------------- --------------
---------------- ----------------------- ----------------------- --------------
TOTAL               $5,537,057.73                 60.973%            100.000%
---------------- ----------------------- ----------------------- --------------




The shareholders of the MFS Technology Fund, a series of MFS Series Trust I, held a special meeting of shareholders on February 15, 2008. Shareholders represented in person or by proxy voted as follows:

Proposal 1: To approve an amendment to the current Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to Class R1 Shares of the Fund.

---------------- ----------------------- ----------------------- --------------
                   Number of Dollars       % of Outstanding        % of Dollars
                                                                        Voted
---------------- ----------------------- ----------------------- --------------
---------------- ----------------------- ----------------------- --------------
Affirmative            $975,815.69                 53.411%             58.880%
---------------- ----------------------- ----------------------- --------------
---------------- ----------------------- ----------------------- --------------
Against                 $2,919.56                   .159%               .177%
---------------- ----------------------- ----------------------- --------------
---------------- ----------------------- ----------------------- --------------
Abstain                $678,549.65                 37.140%             40.943%
---------------- ----------------------- ----------------------- --------------
---------------- ----------------------- ----------------------- --------------
TOTAL                $1,657,284.90                 90.710%             100.00%
---------------- ----------------------- ----------------------- --------------

The shareholders of the MFS Value Fund, a series of MFS Series Trust I, held a special meeting of shareholders on February 15, 2008.Shareholders represented in person or by proxy voted as follows:

Proposal 1: To approve an amendment to the current Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to Class R1 Shares of the Fund.

----------------- ----------------------- ----------------------- -------------
                   Number of Dollars       % of Outstanding        % of Dollars
                                                                        Voted
----------------- ----------------------- ----------------------- -------------
----------------- ----------------------- ----------------------- -------------
Affirmative         $13,965,439.54                 62.420%             94.810%
----------------- ----------------------- ----------------------- ------------
-------------------------- ----------------------- ----------------------- ---
Against                       0.00                   .000%               .000%
-------------------------- ----------------------- ----------------------- ---
-------------------------- ----------------------- ----------------------- ----
Abstain                $764,534.52                  3.417%              5.190%
-------------------------- ----------------------- ----------------------- ---
-------------------------- ----------------------- ----------------------- ---
TOTAL               $14,729,974.06                 65.837%            100.000%